                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

     Filed by the registrant [X]
     Filed by a party other than the registrant [ ]
     Check the appropriate box:
[ ]  Preliminary proxy statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        COMMUNITY MEDICAL TRANSPORT, INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

-------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
(5) Total fee paid:

-------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:__________________________
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

-------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:

-------------------------------------------------------------------------------
(3) Filing party:

-------------------------------------------------------------------------------
(4) Date filed:

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* Set forth the amount on which the filing fee is calculated and state how it was determined.

                        COMMUNITY MEDICAL TRANSPORT, INC.
                                 4 Gannett Drive
                          White Plains, New York 10604



                           NOTICE OF A SPECIAL MEETING
                                 OF STOCKHOLDERS
                            TO BE HELD ON May 1, 2000




To the Stockholders of
COMMUNITY MEDICAL TRANSPORT, INC.
4 Gannett Drive
White Plains, New York 10604

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Meeting") of COMMUNITY MEDICAL TRANSPORT, INC. , a Delaware corporation (the "Company"), will be held at 4 Gannett Drive, White Plains, New York on May 1, 2000 at the hour of 9:00 a.m., for the following purposes:

         1) To elect four Directors of the Company for the ensuing year;

         2) To ratify the selection of Edward Isaacs & Company, LLP as the Company's independent auditors for the fiscal year ending December 31, 1999; and

         3) To transact such other business as may properly come before the Meeting.

         Only stockholders of record at the close of business on April 19, 2000 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

         You are urged to read the attached Proxy Statement, which contains information relevant to the actions to be taken at the meeting. In order to assure the presence of a quorum, whether or not you expect to attend the meeting in person, please sign and date the accompanying Proxy Card and mail it promptly in the enclosed addressed, postage prepaid envelope. You may revoke your proxy if you so desire at any time before it is voted.

                                              By Order of the Board of Directors


                                              CRAIG V. SLOANE, Secretary


White Plains, New York
April 21, 2000

                        COMMUNITY MEDICAL TRANSPORT, INC.
                                 4 Gannett Drive
                          White Plains, New York 10604



                                 PROXY STATEMENT

          This Proxy Statement is being mailed on or about April 20, 2000 to all stockholders of record at the close of business on April 19, 2000 in connection with the solicitation by the Board of Directors of COMMUNITY MEDICAL TRANSPORT, INC. (the "Company") of Proxies for a Special Meeting of Stockholders (the "Meeting") to be held on May 1, 2000. Proxies will be solicited by mail, and all expenses of preparing and soliciting such proxies will be paid by the Company. All Proxies duly executed and received by the persons designated as proxy therein will be voted on all matters presented at the Meeting in accordance with the specifications given therein by the person executing such Proxy or, in the absence of specified instructions. The Company's Board of Directors does not know of any other matter that may be brought before the Meeting but, in the event that any other matter should come before the Meeting, the persons named as proxy will have authority to vote all Proxies not marked to the contrary in their discretion as they deem advisable. Any stockholder may revoke his Proxy at any time before the Meeting by written notice to such effect received by the Company at the address set forth above, Attn: Craig V. Sloane, Corporate Secretary, by delivery of a subsequently dated Proxy or by attending the Meeting and voting in person.

                                VOTING SECURITIES

         The total number of shares of the Company's common stock outstanding as of April 19, 2000 was 1,015,960. The Common Stock is the only class of securities of the Company entitled to vote, each share being entitled to one non-cumulative vote. Only stockholders of record as of the close of business on April 19, 2000 will be entitled to vote. A majority of the shares of Common Stock outstanding and entitled to vote, or 507,981shares, must be present at the Meeting, in person or by proxy, in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business.

         Shares that are withheld and broker non-votes will have the same effect on the vote.

         Under the General Corporation Law of the State of Delaware, stockholders of the Company do not have appraisal rights in connection with the proposal.

         A list of stockholders entitled to vote at the Meeting will be available at the Company's offices, 4 Gannett Drive, White Plains, New York, for a period of ten days prior to the Meeting and at the Meeting itself for examination by any stockholder.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of March 31, 2000 with respect to the Common Stock ownership of (i) those persons or groups known to beneficially own more than 5% of the Company's voting securities, (ii) each director and director-nominee of the Company, (iii) each current executive officer whose compensation exceeded $100,000 in the 1999 fiscal year, and (iv) all current directors and executive officers of the Company as a group. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended ("Exchange Act"). The information concerning the stockholders is based upon information furnished to the Company by such stockholders. Except as otherwise indicated, all of the shares of Common Stock are owned of record and beneficially and the persons identified have sole voting and investment power with respect thereto.

                                  Amount and Nature of
                                  Beneficial Ownership        Percent of Class
Name of Beneficial Owner          of Voting Securities      of Voting Securities
------------------------          --------------------      --------------------
Dean L. Sloane                          231,766 (1)                 22.8%
45 Morris Street
Yonkers, NY 10705

Craig V. Sloane                          15,833 (2)                  1.6%
45 Morris Street
Yonkers, NY 10705

Bernard M. Kruger                        19,983(3)                   1.9%
170 East 78th Street
New York, NY 10021

Lucius J. Riccio                          1,583(3)                   *
315 East 69th Street
New York, NY 10021

Ronald V. Davis                          62,778(4)                   6.3%
c/o Davis Capital LLC
2015 West Main Street
Stamford, Connecticut, 06902

Andrew M. Lessak                         55,747(5)                   5.6%
c/o Joseph Charles & Assoc.
2500 North Military Trail
Boca Raton, Florida 33431

Nicholas Puglisi                         50,000 (6)                  4.9%
55 Lambert Ridge
Cross River, New York 10158

Herbard Limited                         120,227 (7)                 11.8%
Road Town, Tortola
British Virgin Islands

Michael A. Duchesneau, M.D.              68,000 (8)                  6.7%
4015 Bayshore Blvd. #16E
Tampa, FL 33611

All directors and executive
officers as a group (6 persons)         319,165                     31.4%

------------
* Less than 1%

(1) Does not include 16,667 shares owned by Mary K. Sloane, Dean L. Sloane's wife. Dean L. Sloane disclaims beneficial ownership of such shares.

(2) Includes 15,833 shares of the Company's Common Stock subject to presently exercisable options.

(3) Includes 1,583 shares of the Company's Common Stock subject to presently exercisable options.

(4)  As reported in a Schedule 13D, dated July 3, 1997.

(5)  As reported in a Schedule 13G, dated September 23, 1998.

(6) Includes 8,333 shares of the Company's Common Stock subject to presently exercisable options.

(7)  As reported in a Schedule 13D/A, dated November 30, 1998.

(8)  As reported in a Schedule 13D, dated January 11, 2000.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         At the meeting, four Directors will be elected by the Stockholders to serve as Directors of the Company until the next annual meeting or until the successors are elected and shall qualify. The Company has nominated Dean L. Sloane, Craig V. Sloane and Bernard M. Kruger, M.D. and Lucius J. Riccio as candidates for election. Unless authority is withheld, the proxies solicited by management will be voted "FOR" the election of these nominees. In case a nominee becomes unavailable their substitutes, shall have full discretion and authority to vote or refrain from voting for a substitute nominee proposed by the Board of Directors.


Information About the Nominees

         The following table sets forth the positions and offices presently held with the Company by each nominee, his age and his tenure as a director:


                                    Positions Presently Held            Director
Name                        Age     with the Company                    Since
----                        ---     ------------------------            --------
Dean L. Sloane              51      President, Chairman of the Board      1988
                                    Chief Executive Officer and
                                    Director

Craig V. Sloane              6      Vice President-Operations,            1990
                                    Secretary and Director

Bernard M. Kruger, M.D.     55      Director                              1994

Lucius J. Riccio, Ph.D.     48      Director                              1994



         Dean L. Sloane has served as Chairman of the Board, President, Chief Executive Officer and a Director of the Company since December 1988. Mr. Sloane served as Chief Executive Officer of Prime Medical Services Inc. (formerly known as C.P. Rehab Corp.), a public specialty medical management service company, from 1973 through 1988. Mr. Sloane co-founded and served as Chairman of the Board of National Home Health Care Corp., a public medical management and home care company, from 1983 to 1986. Mr. Sloane also served as a director of EPIC Health Group, Inc., a public mail order pharmaceutical company, from 1984 to 1986. He is currently a director of Sunstar Healthcare, Inc., which is engaged in managed care. Mr. Sloane has been a member of the Young Presidents Organization since 1985. Mr. Sloane is a Certified Public Accountant but does not practice.

         Craig V. Sloane has served as Vice President-Operations and a Director of the Company since December 1990. From 1985 through October 1990, he was a futures analyst at Smith Barney Harris & Upham.

         Bernard M. Kruger, M.D. has been in the private practice of internal medicine and medical oncology since 1979, and is affiliated with Lenox Hill Hospital, Beth Israel Hospital, Mount Sinai Hospital and the Orthopedic Institute.

         Lucius J. Riccio, Ph.D. has served as a management consultant on transportation issues since January 1994. From February 1990 to December 1993 he served as Commissioner of the New York City Department of Transportation. From 1986 to 1990 he served as Deputy Commissioner, Highway Operations, of the New York City Department of Transportation.

         Dean L. Sloane and Craig V. Sloane are brothers.

                    THE BOARD OF DIRECTORS RECOMMENDS VOTING
                        "FOR" EACH OF THE ABOVE NOMINEES

OTHER EXECUTIVE OFFICERS
(Excludes Executive Officers who are also Directors)

Name                Age     Position(s)                  Principal Occupation
----                ---     -----------                  ---------------------
Nicholas Puglisi    38      Chief Financial Officer      Chief Financial Officer

         Nicholas Puglisi has recently joined the Company in June as Chief Financial Officer. Mr. Puglisi, a Certified Public Accountant, was a managing partner for the accounting firm engaged by CMTI since 1989. Mr. Puglisi was engaged over the ten year period in various capacities on a regular basis. Work performed included due diligence of ambulance and ambulette businesses, auditing, tax planning and preparation and other consulting functions related to the business of the Company.

         Executive officers are elected annually by the Company's Board of Directors to hold office until the first meeting of the Company's Board of Directors following the next annual meeting of stockholders and until their successors are chosen and qualified.


BOARD MEETINGS, COMMITTEES AND COMPENSATION

         The Board of Directors held three meetings during the year ended December 31, 1999. All then incumbent directors attended all of such meetings. The Company has standing compensation and audit committees of the Board of Directors. The Company does not have a standing nominating committee.

         Compensation and Stock Option Committee

         The Compensation and Stock Option Committee of the Company's Board of Directors reviews and implements appropriate action with respect to all matters pertaining to stock options granted under the Company's 1992 Employees' Stock Option Plan and reviews and recommends to the Company's Board of Directors compensation programs for the Company's officers. The Compensation and Stock Option Committee is currently composed of Messrs. Kruger and Riccio. The Compensation and Stock Option Committee held three meetings during the year ended December 31, 1999. All then incumbent members of the Compensation and Stock Option Committee participated in all of such meetings.

         Audit Committee

         The Audit Committee of the Company's Board of Directors is charged with the review of the activities of the Company's independent auditors (including, but not limited to, fees, services and scope of the audit). The Audit Committee is presently composed of Messrs. Kruger and Riccio. The Audit Committee met once with respect to the 1999 fiscal year end audit. All then incumbent members of the Audit Committee attended the meeting.

         The Company does not have a nominating committee, charged with the search for and recommendation to the Company's Board of Directors of potential nominees for the Company's Board of Directors positions. These functions are performed by the Company's Board of Directors as a whole.

EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth information concerning compensation paid or accrued by the Company or its subsidiaries for services rendered during the fiscal years ended December 31, 1997, 1998 and 1999 to the Company's Chief Executive Officer and to any executive officer whose compensation exceeded $100,000 during its fiscal year ended December 31, 1999:

                                                       Long Term
                                                      Compensation
                                                         Awards
                                                     --------------
Name and Principal                                    Other Annual        Securities Underlying
     Position                   Year       Salary        Bonus         Compensation(1)      Options
------------------              ----       ------    --------------    ---------------      -------
Dean Sloane, President and      1999      $225,000      $0               0                  0
Chief Executive Officer         1998      $225,000      $37,000          0                  0
                                1997      $225,000      $46,000          0                  0

Craig Sloane, Vice-             1999      $ 88,100      $0               $12,000            0
President-Operations            1998      $ 90,000      $15,000          $12,000            $10,000
                                1997      $ 85,000      $15,000          $12,000            0

Option Grants

      The following table sets forth information regarding options to purchase shares of Common Stock granted to the Named Executive Officers during Fiscal 1999.

                          OPTION GRANTS IN FISCAL 1999

                                Individual Grants

------------------------------------------------------------------------------------------------------------------------------------
                                    Number of                Percent of Total                  Base Price            Expiration Date
                                    Securities               Options/SARSs Granted             ($/sh)
                                    Underlying               to Employees in Fiscal
                                    Options/                 Year
Name                                SARSs Granted
------------------------------------------------------------------------------------------------------------------------------------
Dean Sloane -- President            1,000                    2%                                 $1.13
Chief  Executive Officer
------------------------------------------------------------------------------------------------------------------------------------
Craig Sloane-- Vice                 1,000                    2%                                 $1.13
President-Operations
------------------------------------------------------------------------------------------------------------------------------------
Nicholas  -- Chief Executive        50,000                   92.6%                              $1.13
Officer and President
------------------------------------------------------------------------------------------------------------------------------------

Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

         There were no options exercised by each of the named executives during the fiscal year ended December 31, 1999.

Employment Agreements

         Upon consummation of the Public Offering, the Company entered into an employment agreement with Dean L. Sloane, President and Chief Executive Officer of the Company. The agreement has a three-year term which renews for an additional year on each anniversary of the agreement, and provides for an annual base compensation of $225,000, with annual increases based on a published cost of living index. In addition, Mr. Sloane is entitled to such bonuses as may be awarded by the Board in its discretion. The agreement calls for payment of benefits, including life insurance and automobile expenses, similar to that received prior to execution of the agreement. In the event the Company terminates Mr. Sloane's employment without cause or Mr. Sloane terminates the agreement for "good reason" (as defined in the agreement), the Company has agreed to pay to Mr. Sloane as severance, an amount equal to Mr.
Sloane's monthly salary multiplied by the greater of (i) the number of months remaining between the date of termination and the then expiration date of the agreement, and (ii) twelve. The Company is the beneficiary of a $1.0 million key man life insurance policy with respect to Mr. Sloane. The agreement also contains a non-competition provision covering the term of the agreement plus one year following termination.

         Upon consummation of the Public Offering the Company also entered into an employment agreement with Craig V. Sloane, Vice President-Operations of the Company. The agreement has a three-year term which renews for an additional year on each anniversary of the agreement, and provides for an annual base compensation of $85,000 subject to increase at least 5% per year. The agreement calls for payment of benefits including health insurance and automobile expenses. The agreement also contains a non-competition provision covering the term of the agreement plus one year following termination.

         The Company also entered into an employment agreement with Nicholas Puglisi, Vice President and Chief Financial Officer of the Company on June 1, 1999. The agreement has a three-year term which renews for an additional year on each anniversary of the agreement, and provides for an annual base compensation of $135,000 subject to increases reflecting increases with in the consumer price index. The agreement calls for benefits including health insurance and automobile expenses. The agreement also contains a non-competition provision covering the term of the agreement plus one year following termination.

COMPENSATION PLANS

Employees' Stock Option Plan

         The Company maintains its 1992 Employees' Stock Option Plan (the "Employees' Plan") for officers, employees, and consultants of the Company or any of its subsidiaries under which 750,000 shares of its Common Stock are reserved for issuance upon the exercise of options granted thereunder. As of the date hereof, options to purchase 117,833 Shares of Common Stock were outstanding.

         The Employees' Plan is administered by a Stock Option Committee (the "Committee"), consisting of two disinterested members of the Board of Directors. In general, the Committee will select the persons to whom options will be granted and will determine, subject to the terms of the Employees' Plan, the number, the exercise period and other provisions of such options. The options granted under the Employees' Plan will be exercisable in such installments as may be provided in the grant.

         Options granted to employees may be either incentive stock options under the Code ("Incentive Options") or Nonstatutory Options. The Committee may determine the exercise price, provided that in the case of Incentive Options, such price may not be less than 100% (110% in the case of Incentive Options granted to holders of 10% of the voting power of the Company's stock) of the fair market value (as defined in the Employees' Plan) of the Company's Common Stock at the date of grant. The aggregate fair market value (determined at time of option grant) of stock with respect to which Incentive Options become exercisable for the first time in any year cannot exceed $100,000.

         The options are evidenced by a written agreement containing the above terms and such other terms and conditions consistent with the Employees' Plan as the Committee may impose. Each option, unless sooner terminated, shall expire no later than ten years (five years in the case of Incentive Options granted to holders of 10% of the voting power of the Company's stock) from the date of the grant, as the Committee may determine. The Committee has the right to amend, suspend or terminate the Employees' Plan at any time, provided, however, that unless ratified by the Company's stockholders within twelve months thereafter, no amendment or change in the Employees' Plan will be effective: (a) increasing the total number of shares which may be issued under the Employees' Plan; (b) reducing below fair market value on the date of grant the price per share at which any option which is an Incentive Option may be granted; (c) extending the term of the Employees' Plan or the period during which any option which is an Incentive Option may be granted or exercised; (d) altering in any way the class of persons eligible to participate in the Employees' Plan; (e) materially increasing the benefits accruing to participants under the Employees' Plan; or
(f) with respect to options which are Incentive Options, amending the Employees' Plan in any respect which would cause such options to no longer qualify for incentive stock option treatment pursuant to the Code.


Compensation of Directors

         Directors who are not employed by the Company will be paid a fee of $1,000 for each board of directors meeting attended and $500 for each committee meeting attended. All directors are reimbursed for expenses incurred on behalf of the Company.

         The Company has adopted a 1994 Directors' Stock Option Plan (the "Directors' Plan") for non-employment directors of the Company and any of its subsidiaries. The Directors' Plan authorizes the granting of stock options to purchase an aggregate of 50,000 shares of the Company's Common Stock. Options granted under the Directors' Plan do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code. The Directors' Plan, as amended in 1996, provides for the automatic grant to each of the Company's non-employee directors of options to purchase 5,000 shares of Common Stock on the first day of the Company's fiscal year. The options will have an exercise price of 100% of the fair market value of the Common Stock on the date of grant, have a ten year term and become exercisable in two equal annual installments commencing on the date of the grant. The options may be exercised by payment in cash of the full option exercise price. At the discretion of the Board, the exercise price may be paid by tendering of shares of Common Stock having a fair market value equal to the option exercise price or by tendering cash in the amount equal to the aggregate par value of the shares being purchased, together with an interest bearing note for the remainder of the purchase price in form, and having terms satisfactory to the Board, in its sole discretion. Each director received 5,000 options in lieu of 1997 options on November 11, 1996, an additional 5,000 options on January 1, 1998 as 1998 options and an additional 833 options on January 1, 1999 and January 1, 2000.



          PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORs

         The Board of Directors has selected Edward Isaacs & Company, LLP to audit the accounts of the Company for the fiscal year ending December 31, 1999. Such firm has reported to the Company that none of its members has any direct financial interest or material indirect financial interest in the Company.

         Unless instructed to the contrary, the persons named in the enclosed proxy intend to vote the same in favor of the ratification of Edward Isaacs & Company, LLP as the Company's independent auditors.

         A representative of Edward Isaacs & Company, LLP is expected to attend the meeting and will be afforded the opportunity to make a statement and/or respond to appropriate questions from stockholders.

                    THE BOARD OF DIRECTORS RECOMMENDS VOTING
               "FOR" RATIFICATION OF THE ABOVE INDEPENDENT AUDITOR

                             SOLICITATION OF PROXIES

         The solicitation of proxies in the enclosed form is made on behalf of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Common Stock.


                    2001 ANNUAL MEETING STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the Company's 2001 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Exchange Act, must be received by the Company's offices in White Plains, New York by May 1, 2001 for inclusion in the Company's proxy statement and form of proxy relating to such meeting.


                                  OTHER MATTERS

         The Board of Directors knows of no matter which will be presented for consideration at the Annual Meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

                                              By Order of the Board of Directors


                                              CRAIG V. SLOANE, Secretary


White Plains, New York
April 21, 2000

                        COMMUNITY MEDICAL TRANSPORT, INC.
                                 4 GANNETT DRIVE
                          WHITE PLAINS, NEW YORK 10604

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COMMUNITY MEDICAL TRANSPORT, INC.

         The undersigned Stockholder of Community Medical Transport, Inc., a Delaware corporation, hereby acknowledges receipt of the Special Meeting of Stockholders and Proxy Statement dated May 1, 2000, and hereby appoints Dean L. Sloane, Craig V. Sloane, Nicholas Puglisi, and each of them proxies and attorneys-in-fact with full power to each of them of substitution, on behalf of and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of Community Medical Transport, Inc., to be held on May 1, 2000 at 9:00 a.m., local time, at the 4 Gannett Drive, White Plains, New York, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock and Preferred Stock which the undersigned would be entitled to vote if then and there personally present, on matters set forth below:

1. Election of the following Directors: Dean L. Sloane, Carig V. Sloane and Bernard M. Kruger, M.D. and Lucius J. Riccio

   __ FOR      __ WITHHOLD

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided)________________________

2. Proposal to ratify the reappointment of Edward Isaacs & Company, LLP as the Company's independent certified accountants for the fiscal year ending December 31, 1999.

   __ FOR      __ AGAINST      __ ABSTAIN


3. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS SET FORTH ABOVE, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

         A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.


                                     Dated: April 19, 2000

                                     -------------------------------------------
                                     Signature


                                     -------------------------------------------
                                     Signature if held jointly

                                     (This proxy should be marked, dated and
                                     signed by the stockholder(s) exactly as
                                     his/her/its name appears hereon, and
                                     returned promptly in the enclosed envelope.
                                     Persons signing in a fiduciary capacity
                                     should so indicate. If shares are held by joint tenants or as community property, both should sign.)